
THE NAKED TRUTH #11:
You know the feeling of sliding into the leather seat of that luxury sports car? This underwear feels a lot like that. Ultimate performance and an amazingly comfortable seat. The destination is up to you.
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CORPORATE PRESENTATION
JANUARY 2015

GET NAKED

naked

CORPORATE PRESENTATION
JANUARY 2015

PRESENTATION DISCLAIMER

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by Naked Brand Group Inc. ("Naked"). Any such offer or solicitation, if any, will only be made by means of offering documents (e.g., Prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law.

Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by Naked. No representation or warranty, express or implied, is made by Naked as to the accuracy or completeness of such information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by Naked.

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, which reflect the expectations of management of Naked with respect to potential future events. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, but are not limited to comments regarding: (i) Naked's plan to introduce its cotton stretch Essential collection and Naked's plan to broaden and strengthen its men's collection while reducing its average selling price; (ii) Naked's marketing and communication plans, including integrated social media campaign and the role model campaign; (iii) Naked's involvement in the Not For Sale campaign; (iv) women's collection to be ready to show at spring markets; and (v) the launch of Naked's fall 2015 men's collection.These forward-looking statements are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of such risks and uncertainties, which include, without limitation: Naked's ability to generate additional financing in the future; general economic conditions and economic uncertainty in the global markets; current and continuing fashion trends; continued demand for and success of Naked's brand image and reputation; unexpected increases in the price of raw materials or their reduced availability; Naked's ability to sustain its past growth or manage its future growth; Naked's ability to retain its key management personnel; continued protection of Naked's trademark and other proprietary intellectual property rights; legal, regulatory, political and economic risks; the highly competitive market for innerwear and other products proposed to be developed and launched by Naked; Naked's inability to deliver its products to the market and to meet customer expectations due to problems with its distribution system or other unanticipated problems; Naked's failure to obtain the financing it requires to grow its business; Naked's inability to expand its sales or product lines; Naked's inability to generate growth of the sales of its current and future products; Naked's inability to penetrate and generate successful operations in global markets; and other risk factors detailed in Naked's reports filed with the Securities and Exchange Commission and available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements and the risk factors set forth in Naked's quarterly and annual reports filed with the Securities and Exchange Commission and available at www.sec.gov.

Readers are cautioned that the foregoing factors are not exhaustive. Forward-looking statements in this presentation are made as of the date hereof and Naked disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or results or otherwise, other than as required by applicable securities laws.

PRESENTATION OVERVIEW

WE ARE NAKED.

- Own Naked Trademarks for All Apparel Classes (Class 25)
- Launched World Class Underwear & Loungewear for Men
- Expanding into Women's Sleepwear & Intimates in 2015
- Proven Leadership Team including Industry Legend Carole Hochman

WE ARE ABOUT TEAM. WE ARE ABOUT PRODUCT. WE ARE ABOUT EXECUTION.

THE RIGHT PLACE &
THE RIGHT TIME

MEN ARE PAYING MORE FOR UNDERWEAR.

- At Freshpair.com, an online underwear retailer, the average price per unit has increased to $28 this year, from $26.15 last year. Five years ago, it was $18.
- The men's underwear bottoms market reached $2.7 billion and grew 3 percent in the 12 months ending September 2014
- Men's underwear overall has come a long way from basic white cotton. Growth in premium and active underwear bottoms is driving the market and the utilization of performance and luxury fabrics.
- Global innerwear industry is worth over $70 billion – men's and women's briefs account for a significant portion

Ref Article : Eric Wilson New York Times

*Source: The NPD Group, Inc. / Apparel Consumer Monthly, September 2012-2014

THE NAKED

MISSION & LEGACY


Naked was founded on one basic desire: to create a new standard for how products worn close to the skin fit, feel and function. We have spent years developing designs and fabrics that feel like nothing else. Like you are wearing nothing at all.
So you feel how you want to feel: free, unencumbered and empowered.
We know because that's how we feel when we wear them.

2009 – Dragon's Den – Holt Renfrew – GQ Pop Up Shop – Nordstrom – Hudson Bay

2014 – Carole Hochman & Family – Noble Financial Capital Markets – Raised $7.39 MM – New Senior Team and Manufacturing Partner – Relocation to NYC HQ

OUR WINNING TEAM



THE NAKED TEAM

THE VISIONARY

THE LEGEND

THE LINE-UP

MARKETING & COMMUNICATION

JOEL PRIMUS
FOUNDER & PRESIDENT

Joel is the founder and creative visionary behind Naked. Inspired by his exposure to performance apparel during his athletic career and luxurious fabrics while traveling South America, Joel sought to create Naked. His vision was to create an innovative apparel brand that would combine performance and luxury to redefine the way clothing worn close to the skin fits, feels and functions.

- As An Elite Runner I Wanted To Build A Product That Felt Like Wearing Nothing At All And Performed All Day
- Recently Selected As BC Business Top 30 Under 30
- In Promotion Of Naked Has Appeared On CBC's Dragon's Den, E Talk, Entertainment Tonight
- Founded Project World Citizen And Has Build Computer Labs In Rural Ghana



THE NAKED TEAM

THE VISIONARY

THE LEGEND

THE LINE-UP

MARKETING & COMMUNICATION

CAROLE HOCHMAN
CHIEF EXECUTIVE OFFICER, CHIEF CREATIVE OFFICER AND CHAIRWOMAN

Renowned designer and sleepwear pioneer, Carole is considered one of the single most influential women in the intimate apparel and sleepwear business in the United States. Creating intimate apparel for more than 30 years and the driving force behind the Carole Hochman Design Group, for which she served as Chief Creative Officer until 2013 and for which she was previously CEO until its acquisition by the Komar in 2010.

Oscar de la Renta | LAUREN RALPH LAUREN

DONNA KARAN NEW YORK | BETSEY JOHNSON

MIDNIGHT BY CAROLE HOCHMAN | CAROLE HOCHMAN

JANE & BLEECKER NEW YORK | STEVE MADDEN



THE NAKED TEAM

THE VISIONARY

THE LEGEND

THE LINE-UP

MARKETING & COMMUNICATION

MICHAEL FLANAGAN
CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER

- 30 years of experience in both finance and operations
- Worked at Warnaco, crystal brands
- Former Senior Vice President of Finance and Operations, logistics and customer service at Brooks

CARLOS SERRA
VICE PRESIDENT
SALES & MERCHANDISING

- 18 Years of Experience in Intimate Apparel
- Strategic Sale, Development, Merchandising & Distribution
- Instrumental in Global Launch of David Beckham for Emporio Armani Campaign

Brooks Brothers Calvin Klein POLO RALPH LAUREN EMPORIO ARMANI

THE NAKED TEAM

THE VISIONARY

THE LEGEND

THE LINE-UP

MARKETING & COMMUNICATION

SARA ALLARD & NICOLE ENSLEIN
CASE STUDY BRAND ARCHITECTS

Brought on in 2014 as Agency of Record, Case Study is a full-service strategic marketing, communication, advertising and design company. Led by Principals Sara Allard and Nicole Enslein, Case Study partners with Naked to identify the key insights that authentically connect Naked with the target audience and creates communication solutions with a focus on delivering bottom-line results.

Case Study will provide all traditional above- and below-the-line creative development, strategy, research and production.

CaseStudyBrands.com

CASE STUDY
BRAND ARCHITECTS

KAREN BROMLEY
THE BROMLEY GROUP

Retained by Naked as agency of record for public relations, social media and events, The Bromley Group is comprised of PR and brand-building specialists with more than 25 years of experience in the intimate apparel and accessory sectors.

The award-winning agency has partnered with some of the fashion world's most recognizable brands to strategize and implement programs that transitioned them into household status.

tbg-world.com

STRATEGIC MANUFACTURING



- Global Manufacturing Strategic Partner
- Global Sourcing
- Innovative Product Development
- Better Margin
- Best-in-Class Production
- Attractive Financing Terms
- Shared Office Space
- Strategic Global Positioning

The Naked Brand Group prides itself on corporate transparency. We want you to know the who, what, where and why behind our products. Our manufacturing partner shares our values, including a social responsibility philosophy that supports the protection of human rights.

Our manufacturer provides a working strategy to implement the Business Social Compliance Initiative (BSCI). The key is a partnership in respecting human dignity, managing risk and maximizing the opportunities in the supply chain by taking a proactive and ethical approach.

OUR DIFFERENCE
THE NAKED PRODUCTS

LUXURIOUS FABRICS • HIDDEN WAISTBANDS • FLAT-LOCK STITCHING • INTELLIGENT EDGING • UTLRA-SOFT BREATHABLE & COMFORTABLE






STREAMLINED STYLING • MODERN FITS • PURPOSE-BUILT • ATHLETIC FITS • MOISTURE-WICKING • CONTOURED POUCHES

FORM MEETS FUNCTION, SEAMLESSLY



- Improved fabrication and pricing of core micromodal and microfiber products
- Launching hanger program for Naked Silver and Tencel with new styles and prints
- Added Cotton Stretch and Modal/Cotton to broaden market appeal
- Targeting affordable premium Price Points $20 - $38
- 2-Pack program introduction makes Naked more accessible to new customers

PRESENTATION IS EVERYTHING
THE NAKED COLLECTIONS

Lifestyle categorized packaging for an enhanced shopping experience



ESSENTIAL



LUXURY



SIGNATURE



ACTIVE


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GET naked
HYUNDAI

THE NAKED KUDOS

Naked underwear Silver series takes it to another level.

-Materialogy.

"Versatile and seamless, the lightweight Microfiber Brief from Naked will leave you feeling as if you aren't wearing anything at all. It gives you minimal coverage with just the right amount of support."

Men'sHealth

"These Naked boxer briefs are smooth and sleek for your confident beau. He'll adore them because they're luxuriously soft and seamless, it's like wearing nothing at all."

-E Online

"[MicroModal is] perfectly seamless underwear that is ideal for any outfit such as a suit."

examiner.

"Sony Pictures ordered 75 pairs [of Naked Microfiber] for Andrew Garfield to wear during production on The Amazing Spider-Man 2, which may explain why the web-slinger makes zooming around downtown New York seem so effortless-there's no chance anything is riding up."

Esq

REAL QUALITY
EXCEPTIONAL PERFORMANCE


MOUNT KILIMANJARO
CONGRATULATIONS
TANZANIA 5895M/19341Ft AMSL

Bob Silverman & Sons ascended Mt. Kilimanjaro late 2014. Naked Silver performed, perfectly.

"I wore the Naked Silver V-neck T shirt all 8 days and it held up great--no smell, breathed well and worked well with my other layers.

I wore the underwear 3 days. One of my sons wore his pair 5 days, and the other two wore theirs 3 days too...the briefs felt really good the whole time! You've got 4 converts."

CURRENT DISTRIBUTION

NORDSTROM | HOLT RENFREW | HUDSON'S BAY

- Nordstrom
- The Naked Shop
- Holt Renfrew
- Mr. Boxer Shop
- HBC
- Freshpair, INC
- HauteLook
- NordstromDirect
- Huckberry
- Under U 4 Men
- Nordstrom Canada
- Boxers
- His Room .com
- Amazon
- Winners
- Brooklyn Clothing Vancouver
- Henri Vezina
- The Briefing Room
- Body Body
- Behind The Fly
- Melmira
- Coachman Clothiers Inc.
- Monsieur Julien
- My Filosophy
- Topdrawers
- Baer's Den
- The Denim Lounge
- Ladner's Clothiers
- Rolo
- F. Camalo Menswear
- One Time Customer
- Crossings Men's Fashions
- Boys'Co
- Skivvies Men's Underwear
- Grasbys
- Trim Pittsburgh
- Landmark Clothing
- Labels for Men
- Telluride Trappings & Toggery
- Esteem Lingerie
- Sea Cup and Up
- San Marino Menswear
- M.O. David Lorenzo
- David E White Clothiers
- Urban Body Clothing
- At Ease Men's Apparel
- Thee Lingerie Shoppe
- Nirvana
- Frank Stella
- Ozsale Pty Ltd
- Tyner-Shorten Clothiers
- Swartz Fine Fashions
- The Mix
- Madison's Menswear
- Sock It To Ya
- Inside Story
- Nest
- Paul Puncher
- L'Uomo Vogue
- Seattle Thread Company
- Butterfly Collection Lingerie
- The Met
- Danali His + Her Clothing
- Bra Lounge
- Beneath It All
- Long Island
- Raggs
- Milano for Men
- Secret Drawers
- Show Me Technologies Ltd
- Peter Roberts
- Maison Lavallee Inc.
- Mangos Boutique
- M for Men
- Byron's Clothing for Men Ltd.
- Ohhh Canada
- La Femme Privee
- Traylene Linens & Lingerie
- Ronald Allan Clothiers Ltd.
- Peckitt's Men's Wear
- Tops and Bottoms
- Girls Bra Shop #2
- Boutiques Andrea Thibaudeau
- David Lawrence
- Hen House
- Harley's
- Tom James Co
- Love Nest #2
- Neu Neu
- Lovely Lingerie
- RR Brothers Suit Store Ltd.
- Chevalier
- Mercerie Armand Charette Inc.
- LWH Costumes
- Philippe Gendron + Fils
- Rescue Vintage
- Ed Williams Menswear
- City Drawers
- Via Cavour
- Curvy Chick
- Boutique Pour Lui
- Gio's Fashion
- One Time Customer US
- Tim Watermeyer Agency
- Bootz .com
- Katalyst
- Gianni Altieri
- Newman's Menswear
- Boulder For Men
- Theodore 1922
- Devil May Care
- Nick Bianchi (customer)
- Marc Allen

NAKED AMBITION

Grow with Strategic Partnerships & Effective Marketing



INCREASE DISTRIBUTION

- Expand Department Store Distribution
- Increase Department Store Foot Print
- New E- Commerce Site to Drive Increased Online Sales



BUILD AWARENESS

- Deploy Capital Efficient Marketing plan
- Innovative Campaigns to Drive Social Sharing and Earned Media Impressions


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DRIVE TRIAL

Because FEELING is believing!

When customers wear our products they want to buy more.

ACHIEVING OUR GOALS

With targeted messaging and effective tactics


IN-STORE ADVERTISING/COOP
PROMOTIONS & EVENTS
EXPERIENTIAL MARKETING
SOCIAL MEDIA
CONSUMER WEBSITE RELAUNCH
OUT OF HOME
POINT OF SALE
DIRECT MAIL
PUBLIC RELATIONS
DIGITAL CAMPAIGNS
E-BLAST OUTREACH
BANNER ADS

GETTING THE WORD OUT


ACTIVE
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INTEGRATED SOCIAL MEDIA CAMPAIGN

Deploy a year-round social calendar with an active presence on Facebook, Twitter, Instagram, YouTube & Pinterest

Influencer identification & activation

Retargeting effort in place to close loop on high site visits after launch of campaign and maintain top of mind awareness

OOH

Hyper-local focused on target rich environments in markets with major retail presence

DIRECT RESPONSE/CRM

Building on an existing, loyal client base provide offers and encourage peer-to-peer offers via e-blast and direct mail

Acquire new emails for targeted e-blasts and mailings

IN-STORE

Promotional events and experiential marketing to support key seasons and product launches

PR

Press relationships and outreach to high value target publications

Celebrity outreach

COMMUNICATION ECOSYSTEM

THE NAKED MISSION
GET NAKED

THE NAKED
TRUTHS

THE NAKED
ROLE MODEL

THE NAKED
CAUSE

ROLE MODEL CAMPAIGN
BRINGING THE NAKED EXPERIENCE TO LIFE

They say the clothes make the man. We believe it's what's inside that really counts.

At Naked...
We don't use Models...We use Role Models

Our campaign will introduce customers as Role Models and detail their life journey & experiences to other loyal customers.

We will create a year long calendar of Naked Experiences featuring our Role Models including in-store events, social media and PR designed to drive traffic to our retail partners

- A Chef does a cooking event and posts recipes
- An Entrepreneur has an in-store book signing and shares the secrets of his success
- A Nightlife legend to host events at clubs and restaurants


AT NAKED, OUR MODELS
ARE ROLE MODELS.
THE NAKED ROLE MODEL
COLLECTS EXPERIENCES, NOT POSSESIONS
Our man values experiences above all, so our campaign will offer a journey to experience the brand and the Naked lifestyle
We will introduce naked, using social channels, to our target audience through men who lead inspiring lives, igniting a community of loyal followers to Get Naked.

THE NAKED CAUSE

NOT FOR SALE



nak:d
$4,732.00
NOT FOR SALE

#NOTFORSALE

Not For Sale provides funds for education, training, internships and safe housing initiatives.

Naked will give a percentage of each sale to the charity, Not For Sale.

To support NFS and drive sales, we will create in-store and online events. Our initial goal is to free one person as often as possible.

We will encourage purchasing by creating measurable $ milestones and letting people see the progress of the campaign.

WE ARE
NOT FOR SALE

notforsalecampaign.org

THE NAKED TRUTH

A wink and a nod to being a man

From our box to our social media our Naked truths are part of what rings true to our man and our brand.

Our truths will drive participation and engagement with the brand



naked

THE NAKED TRUTH #33: A good t-shirt is like a good wing man. It's gotta have your back in any situation. Well, maybe your front too, but definitely your back. **GET** naked.

THE NAKED WOMAN

LAUNCHING FALL'15

EFFORTLESS & UNENCUMBERED

THE NAKED WOMAN

During first half of 2015, Naked will bring its first women's collections to market

- Loungewear
- Sleepwear
- Intimate Apparel
- Discussion with department stores already underway
- Retailers Feedback:
  Naked women's collections fill a "white space" in the market where there is significant growing demand



PRODUCTION
EXPANSION PLAN






naked
FORM MEETS FUNCTION





naked SUMMARY

- Iconic Brand with global lifestyle potential
- Proven World-Class Team:
  - Deep, talented management group recruited under leadership of Carole Hochman in mid-2014
- Best-in-Class Products
  - Expanded Men's Collection for reach to larger customer base include new categories
  - Designed Women's Collection ready to show at Spring Markets
- Execution Underway of Effective Growth Plan
  - Expanding distribution, department store footprint and online retailing presence
  - Innovative marketing campaigns ready to launch to drive awareness and sell-through.

THANK YOU!

Joel Primus
President & Founder
Joel.Primus@nakedbrandgroup.com
929-254-8931
212-851-8050

Learn more:
http://www.nakedbrands.com

See more product:
http://www.thenakedshop.com


naked